--------------------------------------------------------------------------------
                                  ANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)

--------------------------------------------------------------------------------



                                                                     New England
                                                              Equity Income Fund

                                                               [Graphic Omitted]

------------------
DECEMBER 31, 1997
------------------

                                                                  FEBRUARY 1998
-------------------------------------------------------------------------------
Dear Shareholder:

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

[Dalbar logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer

    Henry L.P. Schmelzer
    President

-------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
-------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
-------------------------------------------------------------------------------

Putting Performance in Perspective

The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here, illustrating the growth of a $10,000 investment in Class A Shares, since New England Equity Income Fund's inception 11/28/95, compared to the S&P 500 Index. The data points from the graph are as follows:

-------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
-------------------------------------------------------------------------------

                NOVEMBER 1995 (INCEPTION) THROUGH DECEMBER 1997

                    Net              With Maximum            S&P
              Asset Value(1)        Sales Charge(2)         500(4)
-------------------------------------------------------------------------------

11/28/95       $10,000                  $ 9,425             $10,000
12/95          $10,321                  $ 9,728             $10,215
 3/96          $10,875                  $10,250             $10,763
 6/96          $11,357                  $10,704             $11,245
 9/96          $11,702                  $11,029             $11,590
12/96          $13,069                  $12,318             $12,555
 3/97          $13,095                  $12,342             $12,894
 6/97          $14,631                  $13,790             $15,141
 9/97          $15,711                  $14,808             $16,273
12/97          $16,028                  $15,107             $16,738

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

-------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
-------------------------------------------------------------------------------

Note: While the Fund's Class A shares were established just over two years ago, they weren't offered to the public until September 15, 1997. On that same date, Class B and C shares were introduced for the first time.

                                                       TOTAL RETURNS -- 12/31/97
-------------------------------------------------------------------------------
CLASS A* (Inception 11/28/95)         1 YEAR        SINCE INCEPTION
Net Asset Value(1)                    22.64%            25.32%
With Max. Sales Charge(2)             15.62             21.83

-------------------------------------------------------------------------------
CLASS B (Inception 9/15/97)      SINCE INCEPTION
Net Asset Value(1)                     3.72%
With CDSC(3)                          -1.28

-------------------------------------------------------------------------------
CLASS C (Inception 9/15/97)      SINCE INCEPTION
Net Asset Value(1)                     3.72%

-------------------------------------------------------------------------------
                                                     SINCE          SINCE
                                                    CLASS A      CLASS B & C**
COMPARATIVE PERFORMANCE               1 YEAR*      INCEPTION      INCEPTION
S&P 500 Index(4)                      33.31%         27.94%         6.39%
Lipper Equity Income Average(5)       27.44          23.52          2.37

*Reflects average annual total returns.
**Calculated from 9/30/93

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than original cost.

NOTES TO CHARTS

(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.
(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 5.75% at the time of purchase of Class A shares.
(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.
(4) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 is not available for direct investment and its performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.
(5) Lipper Equity Income Average is an average of the total return performance (based on NAV) of funds with similar objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                         NEW ENGLAND EQUITY INCOME FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGERS
-------------------------------------------------------------------------------

Q. How did New England Equity Income Fund perform in 1997?

[Photo of Mauricio F. Cevallos]
[Photo of Tom Kolefas]
[Photo of Peter Ramsden]

Mauricio F. Cevallos, Tom Kolefas and Peter Ramsden
Loomis, Sayles & Company, L.P.

   The Fund, which first became open to the investing public on September 15, 1997, delivered satisfactory returns as it maintained its discipline of seeking undervalued stocks that pay better-than-average dividends when compared to the S&P 500. For the year ending December 31, 1997, Class A Shares had a total return of 22.64%, reflecting a $2.44 per share gain in net asset value to $17.59 and the reinvestment of $0.958 per share in distributions. Class B and C Shares, which were introduced for the first time on September 15, 1997, each had total returns of 3.72% for the final three and one-half months of 1997. During the year, the S&P 500 Index had a total return of 33.31% and the average return of the 183 funds in the Equity Income Class was 27.44%, according to Lipper Analytical Services.

   These returns were achieved during a period when the stock market strongly favored the stocks of large, multinational companies, rather than the undervalued stocks that your Fund emphasizes.

Q. Please describe the investment environment.

   Stable economic growth and low inflation have been the economy's hallmarks for some time and have enabled companies to enjoy steady earnings growth. During the first half of 1997, the market exhibited a clear preference for very large, multinational growth stocks -- the ones that are well represented in the 100 or so largest stocks of the S&P 500. These "nifty one-hundred" are the same stocks that have led the market since 1994, though your Fund currently favors mid- and smaller-sized companies, believing that their valuations are more reasonable.

Q. What were some of the key factors that affected performance?

   The relative strength of large, multinational growth stocks worked against the Fund. In the second quarter of 1997, the S&P 500 was up 17.5%, while your Fund had a 12% return (based on net asset value) for the same period. Coming into 1997, we believed the market's largest companies were too expensive and therefore represented too large a risk. Your Fund opted to hunt for value in some relatively smaller companies, some of which also are included in the S&P
   500. As we now know, the demand for very large stocks continued throughout 1997.

-------------------------------------------------------------------------------
                  YOUR FUND'S 10 LARGEST HOLDINGS -- 12/31/97
-------------------------------------------------------------------------------
                                                         % OF
                  COMPANY                            NET ASSETS
-------------------------------------------------------------------------------
         1.       BENEFICIAL CORP.                      3.05
-------------------------------------------------------------------------------
         2.       LINCOLN NATIONAL CORP., INC.          3.05
-------------------------------------------------------------------------------
         3.       FLEET FINANCIAL GROUP, INC.           3.04
-------------------------------------------------------------------------------
         4.       WILLAMETTE INDUSTRIES, INC.           3.04
-------------------------------------------------------------------------------
         5.       GTE CORP.                             3.03
-------------------------------------------------------------------------------
         6.       SEARS, ROEBUCK                        3.03
-------------------------------------------------------------------------------
         7.       GENUINE PARTS CO.                     3.03
-------------------------------------------------------------------------------
         8.       USX-MARATHON GROUP                    3.03
-------------------------------------------------------------------------------
         9.       TEMPLE-INLAND, INC.                   3.02
-------------------------------------------------------------------------------
         10.      EDISON INTERNATIONAL                  3.01
-------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

Q. What was your investment strategy in view of these conditions?

   We take a conservative, value-oriented approach to stock selection. Specifically, we're looking for 30 to 40 stocks that pay dividends, sell at a discount to the S&P 500's price-to-earnings ratio -- that is, have a lower price-to-earnings ratio than the S&P 500 -- and produce cash flow (a sign that the firm has the resources to invest in future development).

   During the second half of 1997, the Fund sought out stocks trading at 14 to 15 times next year's expected earnings. In contrast, the S&P 500 is selling at about 20 times projected 1998 earnings -- an unusually high level reflecting the market's high confidence. We don't want shareholders caught off guard if actual earnings fall short of those expectations.

   We emphasized financial stocks, which accounted for about 21% of the portfolio as of year-end 1997. Holdings in this area included Bank of New York and BankBoston. As interest rates declined, bank profits rose as the margin increased between the cost of money and income from money. The strong economy also has kept other types of expenses -- such as default charges -- manageable for these institutions. On top of these factors, greater use of technology and better management practices have improved the efficiency of operations.

   Another focal area for the portfolio has been the paper industry, which accounted for about 7% of the Fund at year-end. Low inventories at a time in the economy when demand is likely to rise could lead to appreciation in the prices of companies such as Georgia Pacific, Willamette and Temple Inland during the next 18 months.

-------------------------------------------------------------------------------
                YOUR FUND'S FIVE LARGEST INDUSTRIES -- 12/31/97
-------------------------------------------------------------------------------

                                                % OF
                       INDUSTRY              NET ASSETS
-------------------------------------------------------------------------------
              1.       TELECOMMUNICATION         8.9
-------------------------------------------------------------------------------
              2.       BANKS                     8.5
-------------------------------------------------------------------------------
              3.       FINANCIAL SERVICES        6.1
-------------------------------------------------------------------------------
              4.       INSURANCE                 6.0
-------------------------------------------------------------------------------
              5.       ELECTRIC UTILITIES        6.0
-------------------------------------------------------------------------------
Portfolio holdings and asset allocations will vary.

Q. What is your outlook for the Fund?

Going back to 1994, the stocks included in the S&P 500 have outperformed the rest of the stock market by a substantial margin. We believe the gap suggests that investors have overpaid for the perceived comfort of owning large multinational companies. Weak foreign economies and a strong dollar have strained these large firms and their ability to meet investors' expectations. As a result, we believe better values exist in other types of stocks, including the dividend-paying, attractively priced stocks that are your Fund's chief focus.

-------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
-------------------------------------------------------------------------------
Investments as of December 31, 1997

COMMON STOCK--95.8% OF TOTAL NET ASSETS

     SHARES      DESCRIPTION                                         VALUE (a)
-------------------------------------------------------------------------------
                 AEROSPACE--3.0%
    14,600       Rockwell International Corp. ....................  $   762,850
                                                                    -----------
                 AUTO PARTS--3.0%
    22,900       Genuine Parts Co. ...............................      777,169
                                                                    -----------
                 AUTOMOTIVE--3.0%
    12,500       General Motors Corp. ............................      757,813
                                                                    -----------
                 BANKS--8.5%
    13,300       Bank of New York ................................      768,906
     8,200       BankBoston Corp. ................................      770,288
    10,105       Charter One Financial, Inc. .....................      637,878
                                                                    -----------
                                                                      2,177,072
                                                                    -----------
                 CHEMICALS--3.0%
    13,400       PPG Industries, Inc. ............................      765,475
                                                                    -----------
                 COMPUTERS & BUSINESS EQUIPMENT--3.0%
    10,400       Xerox Corp. .....................................      767,650
                                                                    -----------
                 CONGLOMERATES--3.0%
    19,500       Tenneco, Inc. New ...............................      770,250
                                                                    -----------
                 CONSTRUCTION MATERIALS--3.0%
    15,100       Masco Corp. .....................................      768,213
                                                                    -----------
                 CONTAINERS & GLASS--3.0%
    14,800       Temple-Inland, Inc. .............................      774,225
                                                                    -----------
                 DOMESTIC OIL--6.0%
    24,000       Ultramar Diamond Shamrock .......................      765,000
    23,000       USX-Marathon Group ..............................      776,250
                                                                    -----------
                                                                      1,541,250
                                                                    -----------
                 ELECTRIC UTILITIES--6.0%
    13,900       Duke Power Co. ..................................      769,712
    28,400       Edison International ............................      772,125
                                                                    -----------
                                                                      1,541,837
                                                                    -----------
                 FINANCIAL SERVICES--6.1%
     9,400       Beneficial Corp. ................................      781,375
    10,400       Fleet Financial Group, Inc. .....................      779,350
                                                                    -----------
                                                                      1,560,725
                                                                    -----------
                 FOREST PRODUCTS--4.1%
    12,700       Georgia Pacific Corp. ...........................      771,525
    12,600       Georgia Pacific Corp. Timber Group ..............      285,863
                                                                    -----------
                                                                      1,057,388
                                                                    -----------
                 GAS & PIPELINE UTILITIES--3.0%
    11,600       El Paso Natural Gas Co. .........................      771,400
                                                                    -----------

                 INSURANCE--6.0%
     8,200       Hartford Financial Services Group ...............      767,212
    10,000       Lincoln National Corp., Inc. ....................      781,250
                                                                    -----------
                                                                      1,548,462
                                                                    -----------
                 MISCELLANEOUS--0.4%
     1,000       Hvide Capital Trust .............................       57,500
       624       Raytheon Co. ....................................       30,771
                                                                    -----------
                                                                         88,271
                                                                    -----------
                 PAPER--3.0%
    24,200       Willamette Industries, Inc. .....................      778,937
                                                                    -----------
                 REAL ESTATE--4.8%
    20,000       Developers Diversified Realty ...................      765,000
    12,300       Health Care Property Investments, Inc. ..........      465,094
                                                                    -----------
                                                                      1,230,094
                                                                    -----------
                 RETAIL--3.0%
    17,200       Sears, Roebuck ..................................      778,300
                                                                    -----------
                 STEEL--3.0%
    29,500       Allegheny Teldyne, Inc. .........................      763,313
                                                                    -----------
                 TELECOMMUNICATION--8.9%
    13,400       BellSouth Corp. .................................      754,587
    14,900       GTE Corp. .......................................      778,525
    10,400       SBC Communications, Inc. ........................      761,800
                                                                    -----------
                                                                      2,294,912
                                                                    -----------
                 TOBACCO--6.0%
    16,900       Philip Morris Companies .........................      765,781
    20,400       RJR Nabisco Holdings Corp. ......................      765,000
                                                                    -----------
                                                                      1,530,781
                                                                    -----------
                 TRUCKING & FREIGHT FORWARDING--3.0%
    22,900       Teekay Shipping Corp. ...........................      768,581
                                                                    -----------
                 Total Common Stock (Identified Cost $23,431,574)    24,574,968
                                                                    -----------

SHORT TERM INVESTMENTS--9.5%

FACE
AMOUNT              DESCRIPTION                                      VALUE (a)
-------------------------------------------------------------------------------
$2,441,000       Repurchase Agreement with State Street Bank &
                   Trust Co. dated 12/31/97 at 5.000% to be
                   repurchased at $2,441,678 on 1/02/98,
                   collateralized by $2,430,000 U.S. Treasury
                   Note due 1/31/99 valued at $2,493,532 .........  $ 2,441,000
                                                                    -----------
                 Total Short Term Investments (Identified
                    Cost $2,441,000)..............................    2,441,000
                                                                    -----------
                 Total Investments--105.3% (Identified Cost
                   $25,872,574) (b) ..............................   27,015,968

                 Other assets less liabilities ...................   (1,363,830)
                                                                    -----------
                 Total Net Assets--100% ..........................  $25,652,138
                                                                    ===========

(a)  See Note 1a.
(b)  Federal Tax Information:
     At December 31, 1997 the net unrealized appreciation on
     investments based on cost of $25,872,574 for federal income tax purposes was as follows:
     Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost .......  $ 1,450,397
     Aggregate gross unrealized depreciation for all investments
       in which there is an excess of tax cost over value ........     (307,003)
                                                                    -----------
     Net unrealized appreciation .................................  $ 1,143,394
                                                                    ===========

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF ASSETS & LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997


ASSETS
  Investments at value ............................                $27,015,968
  Cash ............................................                      3,651
    Fund shares sold ..............................                    940,929
    Dividends and interest ........................                     36,280
    Miscellaneous .................................                      7,227
    Due from investment advisor ...................                     30,957
  Prepaid registration expense ....................                     25,883
  Unamortized organization expenses ...............                     13,006
                                                                   -----------
                                                                    28,073,901
LIABILITIES
  Payable for:
    Securities purchased .......................... $2,379,082
    Fund shares redeemed ..........................      2,067
  Accrued expenses:
    Deferred trustees' fees .......................        352
    Accounting and administrative .................      1,398
    Other expenses ................................     38,864
                                                    ----------
                                                                     2,421,763
                                                                   -----------
NET ASSETS ........................................                $25,652,138
                                                                   ===========
  Net assets consist of:

    Capital paid in ...............................                $24,352,765
    Undistributed net investment income ...........                      1,207
    Accumulated net realized gains ................                    154,772
    Unrealized appreciation on investments  .......                  1,143,394
                                                                   -----------
NET ASSETS ........................................                $25,652,138
                                                                   ===========
Computation of net asset value and offering price:
Net asset value and redemption price of Class A
   shares ($14,681,247 divided by 834,784 shares of
   beneficial interest) ...........................                     $17.59
                                                                        ======
Offering price per share (100/94.25 of $17.59) ....                     $18.66*
                                                                        ======
Net asset value and redemption price of Class B
   shares ($9,374,851 divided by 532,836 shares of
   beneficial interest) ...........................                     $17.59**
                                                                        ======
Net asset value and redemption price of Class C
   shares ($1,596,040 divided by 90,724 shares of
   beneficial interest) ...........................                     $17.59
                                                                        ======
Identified cost of investments ....................                $25,872,574
                                                                   ===========
* Based upon single purchases of less than $50,000.
  Reduced sales charges apply for purchases in excess of this amount. **Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Dividends ..........................................               $  158,004
  Interest ...........................................                   36,451
                                                                    -----------
                                                                        194,455
    Management fees ..................................    41,756
    Service fees - A .................................    11,355
    Service and distribution fees - Class B ..........    12,154
    Service and distribution fees - Class C ..........     2,076
    Trustees' fees and expenses ......................     2,656
    Accounting and administrative ....................     3,496
    Custodian ........................................    37,744
    Transfer agent ...................................    25,975
    Audit and tax services ...........................    19,910
    Legal ............................................     3,855
    Printing .........................................    11,918
    Registration .....................................    20,837
    Amortization of organization expenses ............     1,209
    Miscellaneous ....................................       886
                                                        --------
  Total expenses .....................................   195,827
  Less expenses waived by the investment adviser
   and distributor....................................   (95,677)       100,150
                                                        --------    -----------
  Net investment income ..............................                   94,305
                                                                    -----------
REALIZED and UNREALIZED GAIN on INVESTMENTS,
  Realized gain on:
    Investments - net ................................   326,007
  Unrealized appreciation on:
    Investments - net ................................   739,065
                                                        --------
  Net gain on investment transactions ................                1,065,072
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ...........              $ 1,159,377
                                                                    ===========
                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                YEAR ENDED DECEMBER 31,
                                             -----------------------------
                                              1996              1997
                                             ----------        -----------
FROM OPERATIONS
  Net investment income ....................  $  47,077        $    94,305
  Net realized gain on investments .........    155,307            326,007
  Unrealized appreciation on investments ...    346,416            739,065
                                             ----------        -----------
  Increase in net assets from operations ...    548,800          1,159,377
                                             ----------        -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................    (48,153)           (75,660)
    Class B ................................          0            (19,575)
    Class C ................................          0             (3,144)
  Net realized gain on investments
    Class A ................................   (132,742)          (157,550)
    Class B ................................          0            (31,171)
    Class C ................................          0             (5,079)
                                             ----------        -----------
                                               (180,895)          (292,179)
                                             ----------        -----------
  Increase in net assets derived from
    capital share transactions .............    180,895         22,171,694
                                             ----------        -----------
  Total increase in net assets .............    548,800         23,038,892
NET ASSETS
  Beginning of the year ....................  2,064,446          2,613,246
                                             ----------        -----------
  End of the year .......................... $2,613,246        $25,652,138
                                             ==========        ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET
  INVESTMENT INCOME
  Beginning of the year .................... $      (27)       $     2,276
                                             ----------        -----------
  End of the year .......................... $    2,276        $     1,207
                                             ==========        ===========


                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                                CLASS A                                CLASS B          CLASS C
                                       --------------------------------------------------------    ---------------  ---------------
                                             THE PERIOD                                            THE PERIOD       THE PERIOD
                                            NOVEMBER 15,                                          SEPTEMBER 15,    SEPTEMBER 15,
                                              1995(a)                    YEAR ENDED                 1997(a)           1997(a)
                                              THROUGH                   DECEMBER 31,                THROUGH           THROUGH
                                            DECEMBER 31,         -----------------------          DECEMBER 31,      DECEMBER 31,
                                              1995                1996             1997               1997              1997
                                             ------              ------           ------             ------            ------
Net Asset Value, Beginning of Period         $12.50              $12.86           $15.15             $17.06            $17.06
                                             ------              ------           ------             ------            ------

Income From Investment Operations
Net Investment Income .................        0.04                0.31             0.25               0.03              0.03
Net Realized and Unrealized Gain (Loss)
  on Investments ......................        0.36                3.11             3.15               0.60              0.60
                                             ------              ------           ------             ------            ------
Total From Investment Operations ......        0.40                3.42             3.40               0.63              0.63
                                             ------              ------           ------             ------            ------
Less Distributions
Distributions From Net Investment
  Income ..............................       (0.04)              (0.30)           (0.26)             (0.04)            (0.04)
Distributions From Net Realized Capital
  Gains ...............................        0.00               (0.83)           (0.70)             (0.06)            (0.06)
                                             ------              ------           ------             ------            ------
Total Distributions ...................       (0.04)              (1.13)           (0.96)             (0.10)            (0.10)
                                             ------              ------           ------             ------            ------
Net Asset Value, End of Period ........      $12.86              $15.15           $17.59             $17.59            $17.59
                                             ======              ======           ======             ======            ======
Total Return (%) (c) ..................         3.2                26.6             22.6                3.7               3.7
Ratio of Operating Expenses to Average
  Net Assets (%) (d) ..................        1.50(b)             1.50             1.50               2.25(b)           2.25(b)
Ratio of Net Investment Income to
  Average Net Assets (%) ..............        3.58(b)             2.06             1.76               1.01(b)           1.01(b)
Portfolio Turnover Rate (%) ...........           0                  45               33                 33                33
Average Commission Rate (e) ...........          --             $0.0608        $  0.0600            $0.0600           $0.0600
Net Assets, End of Period (000) .......      $2,064            $  2,613          $14,681             $9,375            $1,596
(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) A sales charge in the case of Class A shares and a contingent deferred sales charge in the case of Class B shares are not reflected in total return calculations.
    Periods less than one year are not annualized.
(d) The ratio of operating expenses to
    average net assets without giving
    described in effect to the expense
    limitation described in note 4
    would have been (%) ...............          5.97  (b)               3.67           3.10             3.85(b)          3.85(b)
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades upon which commissions are charged. This rate generally does not reflect mark-
    ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a Series of New England Funds Trust III, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each such series of shares a "Fund").

The Fund offers Class A, Class B and Class C shares. The Fund commenced its public offering of Class A shares on November 28, 1995 and Class B and C shares on September 15 1997. Class A shares are sold with a maximum front end sales charge of 5.75%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares do not pay front end or contingent deferred sales charges and do not convert to any class of shares, but they do pay a higher ongoing distribution fee than Class A shares. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.
ctual results could differ from those estimates.

A. SECURITY VALUATION. Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service provides the last reported sale price for securities listed on an applicable securities exchange or on the NASDAQ national market system, or, if no sale was reported and in the case of over-the-counter securities not so listed, the last reported bid price. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income for the Funds is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to the capital accounts.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

F. ORGANIZATION EXPENSE. Costs incurred in fiscal 1995 in connection with the Fund's organization and registration, amounting to approximately $19,700 in the aggregate, were paid by the Fund and are being amortized by the Fund over 60 months.

2. PURCHASES AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were $22,904,716 and $1,963,279, respectively.

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management L.P. ("NEFM") at the annual rate of 0.70% of the first $200 million of the Fund's average daily net assets, 0.65% of the next $300 million and 0.60% of such assets in excess of $500 million. NEFM pays Loomis Sayles for providing sub-advisory services to the Fund at the annual rate of 0.40% of the first $200 million of the average daily net assets of the Fund, 0.325% of the next $300 million of such assets and 0.275% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Loomis Sayles are wholly owned subsidiaries of New England Investment Companies, L.P., ("NEIC") which is a subsidiary of Metropolitan Life Insurance Company ("MetLife").

Fees earned by NEFM and Loomis Sayles under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED (a)
---------------
$17,895                     New England Funds Management, L.P.
$23,861                     Loomis, Sayles & Company, L.P.

(a) Before reduction pursuant to voluntary expense limitations. See note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds, L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, and financial reporting functions and clerical functions relating to the Fund and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $3,496 and are shown separately in the financial statements as accounting and administrative.

C. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent for the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $18,000 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $77 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

D. SERVICE AND DISTRIBUTION FEES. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and Service and Distribution Plans relating to the Fund's Class B and Class C shares (the "Class B and Class C Plans").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by the New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $11,355 in fees under the Class A Plan.

Under the Class B and Class C Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts. For the period ended December 31, 1997, the Fund paid New England Funds $3,039 and $519 in service fees under the Class B and Class C plans, respectively.

Also under the Class B and Class C Plans, the Fund pays New England Funds monthly distribution fees at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B and Class C shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B and Class C shares. For the period ended December 31, 1997, the Fund paid New England Funds $9,115 and $1,557 in distribution fees under the Class B and Class C plans, respectively.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $264,263.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $714
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have been, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Effective November 28, 1995, Loomis Sayles and New England Funds have voluntarily agreed to reduce their fees and, if necessary, to assume expenses of the Fund in order to limit the Fund's expenses to an annual rate of 1.50% of the Fund's Class A average daily net assets and effective September 15, 1997, 2.25% of the Fund's Class B and Class C average net assets. As a result of the Fund's expenses exceeding the voluntary expense limitation during the period ended December 31, 1997, NEFM and Loomis Sayles waived their entire management fee of $41,756 and New England Funds waived $4,979 of its service fee and assumed additional expenses of $48,942.

5. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into three classes, Class A, Class B and Class C capital stock. Transactions in capital shares were as follows:

                                                  YEAR ENDED             YEAR ENDED
                                               DECEMBER 31, 1996      DECEMBER 31, 1997
                                               -----------------   ------------------------
CLASS A                                        SHARES    AMOUNT      SHARES       AMOUNT
-------                                        ------   --------   ----------   -----------
Shares sold .................................       0       $  0      656,587   $11,309,160
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income ......   3,193     48,153        4,302        73,745
  Dividends from net realized gain ..........   8,802    132,742        9,084       155,582
                                               ------   --------   ----------   -----------
                                               11,995    180,895      669,973    11,538,487
Shares repurchased ..........................       0          0       (7,694)     (132,782)
                                               ------   --------   ----------   -----------
Net increase ................................  11,995   $180,895      662,279   $11,405,705
                                               ------   --------   ----------   -----------

                                                                         FOR THE PERIOD
                                                                     SEPTEMBER 15, 1997(a)
                                                                            THROUGH
                                                                       DECEMBER 31, 1997
                                                                   ------------------------
CLASS B                                                              SHARES       AMOUNT
-------                                                            ----------   -----------
Shares sold .....................................................     536,588   $ 9,256,725
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income ..........................         991        17,025
  Dividends from net realized gain ..............................       1,617        27,782
                                                                   ----------   -----------
                                                                      539,196     9,301,532
Shares repurchased ..............................................      (6,360)     (107,487)
                                                                   ----------   -----------
Net increase ....................................................     532,836   $ 9,194,045
                                                                   ----------   -----------

                                                                         FOR THE PERIOD
                                                                     SEPTEMBER 15, 1997(a)
                                                                            THROUGH
                                                                      DECEMBER 31, 1997
                                                                   ------------------------
CLASS C                                                              SHARES       AMOUNT
-------                                                            ----------   -----------
Shares sold .....................................................      95,043   $ 1,644,267
Shares issued in connection with the
  reinvestment of:
  Dividends from net investment income ..........................         156         2,679
  Dividends from net realized gain ..............................         284         4,871
                                                                   ----------   -----------
                                                                       95,483     1,651,817

Shares repurchased ..............................................      (4,759)      (79,873)
                                                                   ----------   -----------
Net increase ....................................................      90,724     1,571,944
                                                                   ----------   -----------
Increase derived from capital shares

  transactions ..............................  11,995   $180,895    1,285,839   $22,171,694
                                               ======   ========    =========   ===========
(a) Commencement of Operations.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------


To the Trustees of New England Funds Trust III and Shareholders of NEW ENGLAND EQUITY INCOME FUND.

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Equity Income Fund ("the Fund") a series of New England Funds Trust III at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February  12, 1998

                              NEW ENGLAND FUNDS

Supplement dated March 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1, 1997, November 17, 1997 and January 1, 1998); the New England Star Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented June 30, 1997, July 28, 1997, November 17, 1997 and January 1, 1998); and the New England Equity Income Fund Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997 and January 1, 1998).

THIS SUPPLEMENT APPLIES TO ALL FUNDS OFFERING CLASS C SHARES:

The cover page of each Prospectus is revised to reflect:

o While no initial sales charge applies to Class B or Class C share purchases, a contingent deferred sales charge (a "CDSC") is imposed upon certain redemptions of Class B and Class C shares.

o New England Funds Trust I, New England Funds Trust II and New England Funds Trust III are referred to in the Prospectus as the "Trusts."

THE SHAREHOLDER TRANSACTION EXPENSES CHART FOR CLASS C SHARES APPEARING IN THE "SCHEDULE OF FEES" SECTION IS REVISED WITH RESPECT TO CLASS C SHARES TO READ AS FOLLOWS:

                                                                     CLASS C
                                                                  ------------
Maximum Initial Sales Charge Imposed on a Purchase
  (as a percentage of offering price)(2) ....................         None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as
  applicable)(2) ............................................         1.00%

(2) Does not apply to reinvested distributions.

In the tables that appear under "Example" in the "Schedule of Fees" section, the expense amounts in the Prospectus for Class C shares for the 1 Year period assume no redemption. If shares are redeemed at period end, expense amounts for each Fund would be as follows: New England Capital Growth Fund, $33; New England Balanced Fund, $31; New England International Equity Fund, $35; New England Value Fund, $31; New England Growth Opportunities Fund, $31; New England Star Advisers Fund, $35; New England Star Worldwide Fund, $44; New England Star Small Cap Fund, $38; New England Equity Income Fund, $33.

THE SECTION ENTITLED "BUYING FUND SHARES--SALES CHARGES--CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

Class C shares are offered at net asset value, without an initial sales charge, are subject to a 0.25% annual service fee and a 0.75% annual distribution fee, are subject to a CDSC of 1.00% on redemptions made within one year from the date of purchase and do not convert into another class.

The Distributor pays to investment dealers at the time of sale a sales commission of 1.00% of the sales price of Class C shares sold by such investment dealer. The Distributor will retain the service and distribution fees assessed against Class C shares in the first year of investment, and the entire amount of the CDSC paid by Class C shareholders upon redemption in the first year, in order to compensate the Distributor for providing distribution- related services to the Fund in connection with the sale of Class C shares, and to reimburse the Distributor, in whole or in part, for the commissions paid (and related financing costs) to investment dealers at the time of a sale of Class C shares. Unlike Class B shares, there are no conversion features associated with Class C shares; therefore, if Class C shares are held for more than eight years Class C shareholders will thereafter be subject to higher distribution fees than shareholders of other classes.

The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another series of the Trusts. If an exchange is made to Class C shares of a Money Market Fund, then the one-year holding period for purposes of determining the expiration of the CDSC will stop and resumes only when an exchange is made back into Class C shares of a series of the Trusts. If the Money Market Fund shares are redeemed rather than exchanged back into a series of the Trusts, then the CDSC applies to the redemption. For purposes of the CDSC, it is assumed that the shares held longest are the first to be redeemed.

The CDSC on Class C shares is not imposed on shares purchased prior to March 1, 1998.

The CDSC will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares of the same Fund purchased with reinvested dividends or capital gain distributions. The first year of purchase ends one year after the day on which the purchase was accepted.

The CDSC is deducted from the proceeds of the redemption, not the amount remaining in the account, unless otherwise requested. The CDSC may be eliminated for certain persons and organizations. See "Sales Charges--General" below.

THE SECTION ENTITLED "OWNING FUND SHARES--EXCHANGING AMONG NEW ENGLAND FUNDS-- CLASS C SHARES" IS REVISED TO READ AS FOLLOWS:

You may exchange Class C shares of any series of the Trusts for Class C shares of any other series of the Trusts which offers Class C shares or for Class C shares of New England Cash Management Trust - Money Market Series. Such exchanges will be made at the next-determined net asset value of the shares.

IN THE SECTION ENTITLED "FUND DETAILS--PERFORMANCE CRITERIA," THE THIRD SENTENCE IN THE FIRST PARAGRAPH IS REVISED TO READ AS FOLLOWS:

Total return is measured by comparing the value of a hypothetical $1,000 investment in a class at the beginning of the relevant period to the value of the investment at the end of the period (assuming deduction of the current maximum sales charge on Class A shares, automatic reinvestment of all dividends and capital gains distributions and, in the case of Class B and C shares, imposition of the CDSC relevant to the period quoted).

                                              GLOSSARY FOR MUTUAL FUND INVESTORS
--------------------------------------------------------------------------------

TOTAL RETURN - The change in value of a mutual fund investment over a specific time period, assuming all earnings are reinvested in additional shares of the fund. Expressed as a percentage.

INCOME DISTRIBUTIONS - Payments to shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

CAPITAL GAINS DISTRIBUTIONS - Payments to shareholders of profits earned from selling securities in a fund's portfolio. Capital gains distributions are usually paid once a year.

PRICE/EARNINGS RATIO - Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price/earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different issues.

GROWTH INVESTING - An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

VALUE INVESTING - A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets aren't fully reflected in their stock prices. Value stocks will tend to have a lower price/earnings ratio than that of growth stocks.

STANDARD & POOR'S 500 - Market value-weighted index showing the change in aggregate market value of 500 stocks relative to the base period of 1941-1943. It is composed mostly of companies listed on the New York Stock Exchange.

--------------------------------------------------------------------------------
                               NEW ENGLAND FUNDS
--------------------------------------------------------------------------------

                                   STOCK FUNDS
                               Star Small Cap Fund
                                   Growth Fund
                               Star Advisers Fund
                               Capital Growth Fund
                            Growth Opportunities Fund
                                   Value Fund
                               Equity Income Fund
                                  Balanced Fund

                           INTERNATIONAL STOCK FUNDS
                           International Equity Fund
                              Star Worldwide Fund

                                   BOND FUNDS
                                High Income Fund
                             Strategic Income Fund
                                Bond Income Fund
                           Government Securities Fund
                       Limited Term U.S. Government Fund
                      Adjustable Rate U.S. Government Fund

                                TAX EXEMPT FUNDS
                             Municipal Income Fund
                       Massachusetts Tax Free Income Fund
                 Intermediate Term Tax Free Fund of California
                  Intermediate Term Tax Free Fund of New York

                               MONEY MARKET FUNDS
                   Cash Management Trust, Money Market Series
                         Tax Exempt Money Market Trust

                   To learn more, and for a free prospectus,
                     contact your financial representative.

              VISIT OUR WORLD WIDE WEB SITE AT WWW.MUTUALFUNDS.COM

                      New England Funds, L.P., Distributor
                              399 Boylston Street
                                Boston, MA 02116
                             Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Funds current prospectus, which contains information about distribution charges, management and other items of interest. Investors are advised to read the prospectus carefully before investing.

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----------------------
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     SERVICE AWARD
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        DALBAR
HONORS COMMITMENT TO:
      INVESTORS
---------------------
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